UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2020 (July 9, 2020)

GENERAL CANNABIS CORP

(Exact name of registrant as specified in its charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

(303) 759-1300

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2020 (the “Original Form 8-K”) by General Cannabis Corp (the “Company”).

Pursuant to Item 5.02(a)(3) of Form 8-K, the disclosure in Item 5.02 of the Original Form 8-K addressing Mr. Michael Feinsod’s resignation from the Company’s Board of Directors was provided to Mr. Feinsod with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agreed with the statements made by the Company and, if not, stating the respects in which he did not agree.  The Company is obligated to file any letter received from Mr. Feinsod regarding this disclosure as an amendment to the Original Form 8-K within two business days after receipt. The Company received Mr. Feinsod’s response on July 23, 2020 and has attached it hereto as Exhibit 99.3. The Company continues to believe Mr. Feinsod’s claims are unfounded and strongly disagrees with his assertions.

Under Item 5.08 of the Original Form 8-K the Company announced its intention to hold its Annual Meeting of Shareholders on Wednesday, September 23, 2020 at 9:00 a.m. MT (the “2020 Annual Meeting”). The Company hereby announces that it is moving the date of the 2020 Annual Meeting to Monday, November 16, 2020 at 9:00 a.m. MT. The Company will determine a new record date closer to the meeting date. Because the date of the 2020 Annual Meeting differs by more than thirty days from the anniversary date of the 2019 Annual Meeting of Shareholders, the Company is using this Amendment No. 1 to Form 8-K to provide the due date for the submission of any qualified shareholder proposals or qualified shareholder nominations. The location of the 2020 Annual Meeting will be as set forth in the Company’s proxy statement for the 2020 Annual Meeting, to be filed prior to the 2020 Annual Meeting with the Securities and Exchange Commission (“SEC”).

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must be delivered to, or mailed to and received at, the Company’s principal executive offices located at 6565 E. Evans Avenue, Denver, Colorado 80224 Attention: Secretary, on or before the close of business on September 25, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8, as well as the Company’s bylaws.

Except as set forth above, this Amendment No. 1 does not otherwise amend, update, restate or supplement any information contained in the Original Form 8-K.

Section 5 – Corporate Governance and Management.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On July 9, 2020, Michael Feinsod resigned from the Board of Directors of General Cannabis Corp (the “Company”). In his resignation letter, Mr. Feinsod stated he had expressed to the Board of Directors and management several concerns and disagreements with various matters regarding the Company and that such matters had not been adequately addressed to date. Mr. Feinsod did not specifically identify any concerns or disagreements in his resignation letter. Management and the Board of Directors, however, can surmise that his concerns and disagreements relate to unspecified general claims that the Company had deficiencies in its controls and procedures. The Company believes Mr. Feinsod claims are unfounded and strongly disagrees with his assertions, nevertheless, as a matter of responsible governance, it has initiated a review into such matters. In addition, the Company recently discovered and remediated certain issues arising from an accounting error relating to the Company’s accounting for a warrant derivative liability with respect to certain outstanding common stock warrants with the filing of its most recent Form 10-Q and restated Form 10-K, and is currently in the process of hiring a Chief Financial Officer to fill a current vacancy in the position.

During the period covered by the restated 2019 Form 10-K and the first quarter 2020 Form 10-Q, Mr. Feinsod served as an officer and director of the Company; having served as Interim Chief Executive Officer of the Company from January 7, 2019 through August 5, 2019, as Chief Executive Officer from August 5, 2019 to December 13, 2019, and thereafter as Executive Chairman of the Board of Directors until his resignation on June 24, 2020, and as Chairman of the Board of Directors until his removal on June 28, 2020. On the date of his resignation, he did not serve on any committees of the Board of Directors.

Item 5.08.         Shareholder Director Nominations.

The Board of Directors of the Company previously announced that it plans to hold its Annual Meeting of Shareholders on Wednesday, September 23, 2020 at 9:00 a.m. MT (the “2020 Annual Meeting”). The Company hereby announces that it is moving the date of the 2020 Annual Meeting to Monday, November 16, 2020 at 9:00 a.m. MT. The Company will determine a new record date closer to the meeting date. Because the date of the 2020 Annual Meeting differs by more than thirty days from the anniversary date of the 2019 Annual Meeting of Shareholders, the Company is using this Form 8-K to provide the due date for the submission of any qualified shareholder proposals or qualified shareholder nominations. The location of the 2020 Annual Meeting will be as set forth in the Company’s proxy statement for the 2020 Annual Meeting, to be filed prior to the 2020 Annual Meeting with the Securities and Exchange Commission (“SEC”).

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must be delivered to, or mailed to and received at, the Company’s principal executive offices located at 6565 E. Evans Avenue, Denver, Colorado 80224 Attention: Secretary, on or before the close of business on September 25, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8, as well as the Company’s bylaws.

Section 9 – Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

Not Applicable.

(b)       Pro Forma Financial Information.

Not Applicable.

(c)       Shell Company Transactions.

Not Applicable.

(d)       Exhibits.

Exhibit No.	Description

99.1	Letter of Resignation from Michael Feinsod, dated July 9, 2020.*

99.2	Press Release, dated July 14, 2020.*

99.3	Letter from Michael Feinsod, dated July 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Previously filed with Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL CANNABIS CORP

Dated: July 27, 2020	By	/s/ Steve Gutterman
Steve Gutterman
Its: Chief Executive Officer

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